UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 07, 2023

Cantor Fitzgerald Income Trust, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56043	81-1310268
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 E. 59th Street
New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 938-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with his retirement, on April 7, 2023, John C. Griffin tendered his resignation as Chief Financial Officer and Treasurer of Cantor Fitzgerald Income Trust, Inc. (the “Company”) and its advisor, Cantor Fitzgerald Income Advisors, LLC (the “Advisor”), effective immediately. In addition, Mr. Griffin resigned as a Director of the Company’s Board of Directors (the “Board”) effective as of April 7, 2023. Mr. Griffin's resignation is not based on any disagreement with the Company on any matter relating to the Company’s operations, policies or practice.

In addition, on April 11, 2023, the Board appointed Paul M. Pion as a Director, Chief Financial Officer and Treasurer to fill the vacancy created by Mr. Griffin's resignation, effective immediately. Mr. Pion will also serve as the Advisor’s Chief Financial Officer and Treasurer.

Paul M. Pion, 56, served as our director, Chief Financial Officer and Treasurer and Chief Financial Officer and Treasurer of the Advisor from January 2020 to January 2021. Within this period, Mr. Pion served as a director and as the Chief Financial Officer and Treasurer of Rodin Income Trust, Inc. and as the Chief Financial Officer and Treasurer of Rodin Income Advisors, LLC. He has served as Chief Administrative Officer and Senior Managing Director of Cantor Fitzgerald & Co. since August 2011. Additionally, from January 17, 2012, until January 26, 2021, Mr. Pion served as Chief Executive Officer of Tower Bridge International Services LP, responsible for the back-office functions under a shared-services model for all Cantor UK-based businesses. Prior to joining Cantor, Mr. Pion served for approximately 14 years with the accounting firm Deloitte & Touche, most recently as an Audit and Assurance partner focusing on financial services clients. At Deloitte & Touche, he also led the New York office’s China Practice. Mr. Pion holds Series 7 and 27 licenses and is a Certified Public Accountant in the State of New York. He received a B.S. in Accounting from the State University of New York at Albany. Following his appointment, Mr. Pion will continue with his roles at Cantor and its affiliates.

The Company believes that Mr. Pion's extensive experience in the financial services industry supports his appointment to the Company’s board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cantor Fitzgerald Income Trust, Inc.

Date:	April 13, 2023	By:	/s/ Christopher A. Milner
		Name: Title:	Christopher A. Milner President